                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- - --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                  Howtek, Inc.
                (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

- - --------------------------------------------------------------------------------

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                                HUDSON, NH 03051

                                                                  April 17, 1995

Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Wednesday, May 31, 1995, at 4:00 p.m. in the Board Room of The American Stock Exchange, 86 Trinity Place, 13th floor, New York, NY 10006.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is important. We will appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

                                            Cordially,

                                            ROBERT HOWARD
                                            Chairman of the Board of Directors

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                          HUDSON, NEW HAMPSHIRE 03051

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 1995
                            ------------------------

To The Stockholders of HOWTEK, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Howtek, Inc. (the "Company") will be held on WEDNESDAY, MAY 31, 1995, at 4:00 P.M. in the BOARD ROOM of THE AMERICAN STOCK EXCHANGE, 13TH FLOOR, 86 TRINITY PLACE, NEW YORK, NEW YORK 10006, for the following purposes:

     1. To elect six (6) directors to hold office until the 1996 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To ratify the selection of BDO Seidman as the Company's independent auditors for the fiscal year ending December 31, 1995; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 3, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
- - --------------------------------------------------------------------------------
             IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

- - --------------------------------------------------------------------------------

                                            By Order of the Board of Directors,

                                            STEWART K. HALL, Secretary

April 17, 1995

                                  HOWTEK, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 1995

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HOWTEK, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 31, 1995, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about April 17, 1995. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be nominal.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                               VOTING SECURITIES

     Only holders of the Company's common stock, par value $.01 per share, (the "Common Stock") at the close of business on April 3, 1995 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 7,924,268 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

     The six nominees receiving the greatest number of votes cast by the holders of the Company's shares of Common Stock entitled to vote at the meeting will be elected directors of the Company.

     The affirmative vote of a majority of the votes cast at the meeting is necessary for the ratification of the selection of independent auditors.

     Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

     Votes cast in person or by proxy at the meeting will be tabulated by the inspector of elections appointed for the meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The address of the principal executive offices of the Company is 21 Park Avenue, Hudson, New Hampshire 03051, Telephone No. (603) 882-5200.

     Proxies which are executed but which do not contain any specific instructions will be voted in favor of the proposals contained herein.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the Common
Stock owned on April 3, 1995 by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's Common
Stock, (ii) each executive officer named in the Summary Compensation Table below, (iii) each director of the Company, and (iv) all current executive officers and directors as a group.

                                                         NUMBER OF
                                                          SHARES
                 NAME AND ADDRESS OF                     BENEFICIALLY                  PERCENTAGE
                 BENEFICIAL OWNER(1)                     OWNED(2)(3)                    OF CLASS
                 -------------------                     ------------                  ----------
Robert Howard.........................................   1,466,716 (4)(5)                17.8%
  303 East 57th Street
  New York, New York 10022
David R. Bothwell.....................................      55,585 (6)                     *
Michael Varanka.......................................      30,500 (7)                     *
M. Russell Leonard....................................      21,500 (7)                     *
Nat Rothenberg........................................      20,500 (8)                     *
Harvey Teich..........................................      20,000 (7)                     *
Ivan Gati.............................................      15,000 (7)                     *
Anthony Finizio.......................................      10,000 (7)                     *
All current executive officers and
  directors as a group (10 persons)...................   1,639,801 (4)(5)(6)(7)(8)       19.5%

- - ---------------

* Less than one percent.

(1) The address of Messrs. Bothwell, Varanka, Leonard, Rothenberg, Teich, Gati and Finizio is 21 Park Avenue, Hudson, New Hampshire, 03051.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 3, 1995 upon the exercise of options, warrants or rights; through the conversion of a security; pursuant to the power to revoke a trust, discretionary account or similar arrangement; or pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Each beneficial owner's percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from April 3, 1995, have been exercised.

(3) Unless otherwise noted, the Company believes that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.

(4) Includes 323,516 shares exercisable on conversion of $1,578,600 principal amount outstanding as of April 3, 1995, pursuant to a loan with the Company, which is convertible to 258,064 shares of common stock at $3.88 per share, 9,114 shares at $8.625 per share and 56,338 at $8.875 per share. See "Certain Relationships and Related Transactions".

(5) Includes 7,000 shares owned by Mr. Howard's wife.

(6) Includes 46,585 shares issuable upon exercise of stock options which are currently exercisable.

(7) Represents shares issuable upon exercise of stock options which are currently exercisable.

(8) Includes 20,000 shares issuable upon exercise of stock options which are currently exercisable.

                             ELECTION OF DIRECTORS

     The proxies granted by stockholders will be voted individually at the Annual Meeting for the election of the persons listed below as directors of the Company, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named has indicated to the Board of Directors of the Company that he will be available as a candidate.

                                                                                  DIRECTOR
          NAME              AGE                       POSITION                     SINCE
          ----              ---                       --------                    --------
Robert Howard...........    71         Chairman of the Board and Director          1984
David R. Bothwell.......    46         Chief Executive Officer and Director        1988
Anthony Finizio.........    51         President, Chief Operating Officer          1994
                                        and Director
Ivan Gati...............    48         Director                                    1989
Nat Rothenberg..........    65         Director                                    1988
Harvey Teich............    76         Director                                    1988

     All persons listed above are currently serving a term of office as directors which continues until the next annual meeting of stockholders.

     Robert Howard, the founder and Chairman of the Board of Directors of the Company, was the inventor of the first impact dot matrix printer. Mr. Howard was Chief Executive Officer of the Company from its establishment in 1984 until December of 1993. He was the founder, and from 1969 to April 1980 he served as President and Chairman of the Board, of Centronics Data Computer Corp. ("Centronics"), a manufacturer of a variety of printers, and resigned from Centronics' Board of Directors in 1983. From April 1980 until 1983, Mr. Howard was principally engaged in the management of his investments. Commencing in mid-1982, Mr. Howard, doing business as R.H. Research, developed the ink jet technology upon which the Company was initially based and which Mr. Howard contributed, without compensation, to the Company. Mr. Howard serves as Chairman of the Board of Presstek, Inc. ("Presstek"), a public company which has developed proprietary imaging and consumables technologies for the printing and graphic arts industries. In February 1994, Mr. Howard entered into a settlement agreement in the form of a consent decree with the Securities and Exchange Commission (the "Commission") in connection with the Commission's investigation covering trading in the Company's Common Stock by an acquaintance of Mr. Howard and a business associate of such acquaintance. Mr. Howard, without admitting or denying the Commission's allegations of securities laws violations, agreed to pay a fine and to the entry of a permanent injunction against future violations of Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934.

     David R. Bothwell rejoined the Company on December 8, 1993 as Chief Executive Officer and Acting President. On April 1, 1994 he relinquished the position of President to Mr. Anthony Finizio. He had previously left the Company on February 26, 1993 for health reasons. Prior to his departure in 1993, Mr. Bothwell had served as President and Chief Operating Officer of the Company since June 1988 and Director and Chief Financial Officer since August 1988. From October 1985 to June 1988, Mr. Bothwell served as Executive Vice President and Chief Operating Officer of Daymarc Corporation, a manufacturer of automatic test handlers for the semiconductor industry.

     Anthony Finizio joined the Company on February 28, 1994 and on April 1, 1994 was named President and Chief Operating Officer. From June 1992 to the date of his joining the Company, he served as a consultant to various companies. From January 1991 to June 1992, Mr. Finizio was President of Houston Instrument which designed, manufactured and sold plotters and computer aided design ("CAD") scanners.

From 1980 to January 1991 he was a Vice President of Howmet Corporation, a producer of jet engine turbine components.

     Ivan Gati has served as Chairman of Turner Management, Inc. since 1983. Turner Management, Inc. is a vertically integrated real estate investment company with offices located in New York, Texas and Tennessee, and whose subsidiary companies provide property management and finance services. Mr. Gati is a member of the Board of Directors of Universal Automation Systems, Inc.

     Nat Rothenberg is President of Micro Management Ltd. and has served in such capacity since he founded that company in 1978. Micro Management Ltd. is a supplier of computer hardware, software, training, service and support to the real estate industry. Previously, he was President of Drum Research & Development Corp., an affiliate of Fidelity Corp. of Virginia that provided computer services to that company.

     Harvey Teich is a practicing certified public accountant. In January 1, 1992, the accounting firm of Merman & Teich, where Mr. Teich had been a principal for the previous 17 years, ceased to operate as a partnership. He is a member of the New York and Florida State Societies for Certified Public Accountants.

                   BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     During the last fiscal year, the Board of Directors held two meetings, the Stock Option Committee of the Board of Directors held four meetings and the Audit Committee held two meetings. The board meetings were attended by all directors and the committee meetings were attended by all members of each committee. The Company does not have standing nominating or compensation committees of the Board of Directors, or committees performing similar functions.

     The Stock Option Committee during the last fiscal year consisted of Messrs. Harvey Teich and Nat Rothenberg and currently consists of the same persons. The function of the Stock Option Committee is to administer the Company's 1993 Stock Option Plan. The Committee consists of not fewer than two directors who are appointed by and serve at the pleasure of the Board of Directors. Members of the Committee are not eligible to have participated in the Plan during the prior twelve months or to be currently participating in the Plan while serving as members.

     The members of the Audit Committee during the last fiscal year consisted of Harvey Teich, Chairman, and Nat Rothenberg and currently consists of the same persons. The Audit Committee provides an independent review and advisory function for the independent auditors, the Board and the Company's management with regard to financial reporting, internal controls and corporate integrity.

                             EXECUTIVE COMPENSATION

     The following table provides information on the compensation provided by the Company during fiscal years 1994, 1993 and 1992 to the person serving as the Company's Chief Executive Officer during fiscal 1994 and the Company's four most highly compensated executive officers, serving at the end of the 1994 fiscal year. Included in this list are only those executive officers whose total annual salary and bonus exceeded $100,000 during the 1994 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                    SECURITIES
                                                                                    UNDERLYING
                 NAME AND PRINCIPAL POSITION                     YEAR   SALARY($)   OPTIONS(#)
                 ---------------------------                     ----   ---------   ----------
David Bothwell................................................   1994    145,470           0
  Chief Executive Officer                                        1993    102,437      25,000(1)
                                                                 1992    154,177      10,000(2)

Anthony Finizio...............................................   1994    137,223      50,000(2)
  President, Chief Operating Officer

M. Russell Leonard............................................   1994    110,591           0
  Executive Vice President, Operations and Program               1993    106,596      10,000(2)
                                                                 1992     86,723       6,000(2)

Michael Varanka...............................................   1994    110,226           0
  Senior Vice President, Technology                              1993    100,322      20,000(2)
                                                                 1992     90,883       6,000(2)

Stephen Abbey(3)..............................................   1994    145,887           0
  Vice President, Sales and Marketing                            1993     27,756      25,000(2)

- - ---------------

(1) Options granted pursuant to the Director Incentive Plan.

(2) Options granted pursuant to the 1984 Howtek Stock Option Plan, as amended.

(3) Mr. Abbey resigned on January 31, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock options granted to any of the persons named in the Compensation Table during the last fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information on an aggregated basis regarding each exercise of stock options during the Company's last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                                 NUMBER OF
                                                                SECURITIES          VALUE OF
                                                                UNDERLYING         UNEXERCISED
                                                                UNEXERCISED       IN-THE MONEY
                                                                OPTIONS AT         OPTIONS AT
                                                                FY-END (#)       FY-END ($) (1)
                                        SHARES                 -------------   -------------------
                                     ACQUIRED ON     VALUE     EXERCISABLE/       EXERCISABLE/
               NAME                  EXERCISE (#)   REALIZED   UNEXERCISABLE      UNEXERCISABLE
               ----                  ------------   --------   -------------   -------------------
David Bothwell(2)..................     0            $ 0.00    43,251/ 3,333     $119,205/$  0.00
M. Russell Leonard(2)..............     0            $ 0.00    16,500/14,500     $47,187/$ 25,937
Michael Varanka(2).................     0            $ 0.00    30,500/14,500     $99,687/$ 15,937
Anthony Finizio(2).................     0            $ 0.00         0/50,000     $  0.00/$131,250

- - ---------------

(1) Based upon the closing price of the Common Stock on December 30, 1994 ($9.125).

(2) Options granted pursuant to 1984 Howtek Stock Option Plan, as amended.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     There is no Compensation Committee or other committee of the Company's Board of Directors performing similar functions. The person who performed the equivalent function in 1994 was Robert Howard, Chairman of the Board under the direction of the Board of Directors. David R. Bothwell, Chief Executive Officer and a director, participated in discussions with Mr. Howard during the past completed fiscal year in his capacity as an executive officer in connection with executive officer compensation.

                           COMPENSATION OF DIRECTORS

     Robert Howard, Chairman of the Board of Directors was compensated by the Company during the past fiscal year in his capacity as an employee of the Company. Similarly, David Bothwell and Anthony Finizio were compensated by the Company in their capacities as Chief Executive Officer and President, respectively. Since the Company's inception in 1984, non-employee directors served without compensation. On September 21, 1993 the Company's Board of Directors adopted the Director Incentive Plan (the "Director Plan"). The Company has reserved for issuance 250,000 shares under the Director Plan. The Director Plan provides for the award of (i) restricted and unrestricted stock, (ii) qualified stock options, and (iii) non-qualified stock options. The Director Plan is administered by a committee of at least one member appointed by the Board. The term of the Director Plan is ten years and the term of individual grants of stock options thereunder varies from five to ten years. Vesting periods for exercise of options and restrictions on the transferability of stock awards are determined by the committee administering the Director Plan. During 1994, no options were granted under the Director Plan.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     There is no compensation committee of the Board of Directors or other committee of the Board performing an equivalent function. As noted above, executive compensation in 1994 was determined by the Company's Chairman and former Chief Executive Officer Robert Howard in consultation with David Bothwell. There is no formal compensation policy for either the Chief Executive Officer or the other executive officers of the Company. Executive compensation is based generally on performance and the Company's resources, but not on specific objective criteria.

     Compensation for executive officers consists of a combination of salary and stock options. In 1994, the Company recorded a profit of $880,420 on revenues of $24.4 million as compared to a loss of $789,859 in 1993 on revenues of $20.5 million. During 1994, there were no increases in salaries to executive officers.

     In 1994 Mr.Bothwell's compensation of $145,511 increased from the preceding year of $102,437. The increase occurred when Mr. Bothwell was named Chief Executive Officer in December 1993 and his salary has not been increased since that date.

Robert Howard, Chairman                      Ivan Gati
David Bothwell                               Nat Rothenberg
Anthony Finizio                              Harvey Teich

                               PERFORMANCE GRAPH

     The following chart sets forth a line graph comparing the stock performance of the Company, the American Stock Exchange Composite Index and the American Stock Exchange Technology Index over the past five years. This graph assumes the investment of $100 on December 31, 1989 in the Company's Common Stock, the American Stock Exchange Composite Index and the American Stock Exchange Technology Index, and assumes reinvestment of all dividends if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price performance and not upon reinvestment of dividends. Measurement points are at December 31 for each respective year.

     Those companies which compete with the Company in its principal market, image scanning, are either small subsidiaries or divisions of large United States corporations or are foreign companies which are either not quoted on a stock exchange or for which data is difficult to obtain. For this reason a more generic index of American Stock Exchange technology stocks has been adopted.

                                                                   AMEX Com-
      Measurement Period                           AMEX Com-      puter Tech-
    (Fiscal Year Covered)           Howtek       posite Index    nology Index
12/31/89                            100.00          100.00          100.00
12/31/90                             46.84           81.50          103.89
12/31/91                             39.25          104.48          120.88
12/31/92                            117.75          105.59          119.82
12/31/93                             51.28          126.19          136.92
12/31/94                             69.34          114.61          168.01

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 26, 1987, the Company entered into a Revolving Loan and Security Agreement (the "Loan Agreement") with Mr. Robert Howard who is Chairman of the Board and a principal stockholder of the Company. The Loan Agreement, as amended, is represented by a Convertible Revolving Credit Promissory Note (the "Note") for up to a maximum principal amount of $8,000,000. Mr. Howard has agreed to extend the repayment date of the Note to January 4, 1997 on the condition that repayment may only be made with Mr. Howard's consent, provided however, that in any event the Company may repay the Loan after the expiration of five years from the date of its request to repay. The Note bears interest, payable monthly, at a specified prime rate plus two percent, is secured by substantially all the assets of the Company, and is convertible in whole or in part to shares of the Company's Common Stock at a conversion price equal to the closing price of the stock on the American Stock Exchange on the day funds are loaned.

     As of Apri1 1, 1995, the Company owed $1,578,600 under its Loan Agreement with Mr. Howard which is convertible into 323,516 shares of the Company's Common Stock. See footnote 4 to the "Principal Stockholders Table" in this Proxy Statement.

     In February 1984, the Company entered into a lease of its Hudson, New Hampshire facility with Mr. Howard, at an annual rent of $78,500, plus taxes and operating expenses. The Company continues to renew this lease each year at the same rent and the current lease term expires on September 30, 1995.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1994 and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 1995. The Board of Directors recommends to the stockholders that they ratify this selection. BDO Seidman has no direct or indirect interest in the Company or any affiliate of the Company. A representative of BDO Seidman is expected to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

                           DEADLINE FOR SUBMISSION OF
                   1995 STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1996, must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1995 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                               OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 3, 1995. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:
                                  HOWTEK, INC.
                                 21 PARK AVENUE
                          HUDSON, NEW HAMPSHIRE 03051
                         ATTENTION: MS. CONNIE WEBSTER

     IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE TO STOCKHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                            By order of the Board of Directors,

                                            ROBERT HOWARD
                                            Chairman of the Board of Directors

April 17, 1995

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                          HUDSON, NEW HAMPSHIRE 03051

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 31, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints ROBERT HOWARD and DAVID R. BOTHWELL, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Howtek, Inc. on Wednesday, May 31, 1995, at 4:00 o'clock in the afternoon, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)    / /
WITHHOLD AUTHORITY to vote for all nominees listed below                  / /

Robert Howard, David R. Bothwell, Anthony Finizio, Ivan Gati, Nat Rothenberg and Harvey Teich. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

    ------------------------------------------------------------------------

2. Ratification of appointment of BDO Seidman, independent certified public accountants, as auditors for the Corporation for the fiscal year ending December 31, 1995.

             / / FOR             / / AGAINST             / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    (Continued and to be Signed on Reverse)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS LISTED ABOVE.

                                                   Please sign exactly as name
                                                   appears hereon. When shares
                                                   are held by joint tenants,
                                                   both should sign. When
                                                   signing as attorney,
                                                   executor, administrator,
                                                   trustee or guardian, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   full corporate name by
                                                   President or other authorized
                                                   officer. If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

                                                   DATED:                 , 1995


                                                   -----------------------------
                                                             SIGNATURE

                                                   -----------------------------
                                                   SIGNATURE IF HELD JOINTLY.
                                                   PLEASE MARK, SIGN, DATE AND
                                                   RETURN THIS PROXY CARD
                                                   PROMPTLY USING THE ENCLOSED
                                                   ENVELOPE.